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                                                                     Exhibit 4.1


056281 071201

    NUMBER                                                            SHARES



INCORPORATED UNDER THE LAWS OF                    COMMON STOCK
    THE STATE OF DELAWARE

      [MARINE MAX LOGO]

THIS CERTIFICATE IS TRANSFERABLE IN              CUSIP 567908 10 8
         NEW YORK, NY                   SEE REVERSE FOR CERTAIN DEFINITIONS


                                MARINEMAX, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

fully paid and non-assessable Shares of the par value, $.001 per share of the
                                COMMON STOCK of

MarineMax, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by said holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all Amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
         (NEW YORK, NY)
                         TRANSFER AGENT
                          AND REGISTRAR
BY

                   AUTHORIZED SIGNATURE



[illegible signature]        [illegible signature]

              CHAIRMAN OF THE BOARD,
SECRETARY     CHIEF EXECUTIVE OFFICER AND PRESIDENT


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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
     REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ____________ Custodian ____________
                       (Cust)                 (Minor)

                     under Uniform Gifts to Minors
                     Act _____________________
                               (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________


             X ________________________________________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN MARINEMAX, INC. (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT, DATED AS OF AUGUST 28, 2001 AND AS AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"). THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.